Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
19.      Income Taxes:

The principal components of deferred taxes at December 31, 2011 and 2010 are as follows (in thousands):

	2011	2010
Deferred Tax Asset:
Securities valuation reserves	$49,893	$52,444
Other assets	78,289	85,490
NOL carryover	1,730,465	1,962,914
Intangible assets, net and goodwill	23,037	–
Other liabilities	12,386	23,433
	1,894,070	2,124,281
Valuation allowance	(109,181)	(109,181)
	1,784,889	2,015,100
Deferred Tax Liability:
Unrealized gains on investments	(148,007)	(822,095)
Property and equipment	(45,784)	(4,452)
Other	(6,212)	(12,995)
	(200,003)	(839,542)
Net deferred tax asset	$1,584,886	$1,175,558

As of December 31, 2011, the Company had consolidated federal NOLs of $1,228,800,000 that may be used to offset the taxable income of any member of the Company's consolidated tax group.  In addition, the Company has $3,509,350,000 of federal NOLs that are only available to offset the taxable income of certain subsidiaries.  Unused NOLs that expire prior to 2020 aggregate $2,568,000.  The Company also has various state NOLs that expire at different times, which are reflected in the above table to the extent the Company estimates its future taxable income will be apportioned to those states.  Uncertainties that may affect the utilization of the Company's tax attributes include future operating results, tax law changes, rulings by taxing authorities regarding whether certain transactions are taxable or deductible and expiration of carryforward periods.

At December 31, 2010, the Company concluded that it was more likely than not that it would have future taxable income sufficient to realize a significant portion of the Company's net deferred tax asset; accordingly, $1,157,111,000 of the deferred tax valuation allowance was reversed as a credit to income tax expense.  See Note 2 for more information.

Under certain circumstances, the ability to use the NOLs and future deductions could be substantially reduced if certain changes in ownership were to occur.  In order to reduce this possibility, the Company's certificate of incorporation includes a charter restriction that prohibits transfers of the Company's common stock under certain circumstances.

The provision (benefit) for income taxes for each of the three years in the period ended December 31, 2011 was as follows, excluding amounts allocated to income (losses) related to associated companies and discontinued operations (in thousands):

	2011	2010	2009

State income taxes	$9,230	$5,512	$(1,798)
Resolution of state tax contingencies	-	(600)	(2,025)
Federal income taxes:
Deferred	238,060	-	-
Decrease in valuation allowance	-	(1,157,111)	-
Foreign income taxes	23,026	15,231	11,023
	$270,316	$(1,136,968)	$7,200

At December 31, 2009, the Company had a full valuation allowance against its net federal deferred tax asset, including its available NOLs.  As a result, the Company did not record any regular federal income tax expense for 2009.  Prior to September 30, 2010, the Company had been recording provisions or benefits for deferred federal minimum taxes payable, due to unrealized security gains reflected in accumulated other comprehensive income and in income related to associated companies.  If these gains were realized, the Company would be able to use its NOLs to fully offset the federal income taxes that would be due, but prior to the election described below the Company would have to pay federal minimum taxes.  Although the payment of federal minimum taxes generates a minimum tax credit carryover, prior to the fourth quarter of 2010 it would have been fully reserved for in the net deferred tax asset valuation allowance.  Accordingly, for the year ended December 31, 2009, the Company recorded provisions for deferred federal minimum taxes payable of $22,678,000 and $11,594,000 in accumulated other comprehensive income and income related to associated companies, respectively.

The Worker, Homeownership, and Business Assistance Act of 2009 provided taxpayers a special election for extended net operating loss carryback benefits, and with respect to any net operating loss for which the election was made, eliminated the limitation that applies to using the NOL to reduce alternative minimum taxable income.  In 2010, the Internal Revenue Service provided additional guidance with respect to application of the law, and the Company made the election with respect to its 2008 NOL.  As a result, approximately $1,940,000,000 of the NOLs referred to above can be used to fully offset federal minimum taxable income, and no federal regular or minimum income tax would be payable on such income.  During 2010, the Company reversed deferred federal minimum tax liabilities which had been recorded in prior periods of $11,594,000 to income related to associated companies and $22,678,000 to accumulated other comprehensive income.

The table below reconciles the expected statutory federal income tax to the actual income tax provision (benefit) (in thousands):

	2011	2010	2009

Expected federal income tax	$237,109	$134,029	$(100,762)
State income taxes, net of federal income tax benefit	6,885	5,512	(1,798)
Decrease in valuation allowance	-	(1,157,111)	-
Tax expense not provided on income recorded prior to the reversal of
deferred tax valuation allowance	-	(139,108)	-
Tax benefit of current year losses fully reserved in valuation allowance	-	-	118,285
Accounting expense for warrants in excess of tax deduction	7,141	-	-
Resolution of tax contingencies	-	(600)	(2,025)
Permanent differences	2,552	5,079	(17,523)
Foreign taxes	14,967	15,231	11,023
Other	1,662	-	-
Actual income tax provision (benefit)	$270,316	$(1,136,968)	$7,200

Reflected above as resolution of tax contingencies are reductions to the Company's income tax provision for the expiration of the applicable statute of limitations and the favorable resolution of certain federal and state income tax contingencies.

The following table reconciles the total amount of unrecognized tax benefits as of the beginning and end of the periods presented (in thousands):

	Unrecognized
	Tax Benefits	Interest	Total

As of January 1, 2009	$7,900	$3,200	$11,100
Additions to unrecognized tax benefits	200	-	200
Additional interest expense recognized	-	600	600
Audit payments	(200)	(100)	(300)
Reductions as a result of the lapse of the statute of
limitations and completion of audits	(1,200)	(800)	(2,000)
Balance, December 31, 2009	6,700	2,900	9,600
Additions to unrecognized tax benefits	-	-	-
Additional interest expense recognized	-	500	500
Audit payments	(100)	(100)	(200)
Reductions as a result of the lapse of the statute of
limitations and completion of audits	(300)	(300)	(600)
Balance, December 31, 2010	6,300	3,000	9,300
Additions to unrecognized tax benefits	-	-	-
Additional interest expense recognized	-	500	500
Audit payments	-	-	-
Reductions as a result of the lapse of the statute of
limitations and completion of audits	-	-	-
Balance, December 31, 2011	$6,300	$3,500	$9,800

If recognized, the total amount of unrecognized tax benefits reflected in the table above would lower the Company's effective income tax rate.  Over the next twelve months, the Company believes it is reasonably possible that the aggregate amount of unrecognized tax benefits related to uncertain tax positions will decrease by approximately $300,000 upon the resolution of certain assessments.  The statute of limitations with respect to the Company's federal income tax returns has expired for all years through 2007.  The Company's New York State and New York City income tax returns are currently being audited for the 2006 to 2008 period.